UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant To Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) —May 5, 2005

ASSURED GUARANTY LTD.

(Exact name of registrant as specified in its charter)

Bermuda	001-32141	98-0429991
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Assured Guaranty Ltd. 30 Woodbourne Avenue Hamilton HM 08 Bermuda
(Address of principal executive offices)

Registrant’s telephone number, including area code: (441) 296-4004

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

(Former name or former address, if changed since last report)

Item 1.01                                            Entry into a Material Definitive Agreement.

The Assured Guaranty Ltd. Employee Stock Purchase Plan, as described in the Company’s proxy statement filed with the Securities and Exchange Commission on March 28, 2005 under the heading “Approval of Assured Guaranty Ltd. Employee Stock Purchase Plan,” was approved by the Company’s shareholders at the annual general meeting on May 5, 2005.  For the full text of this plan see Exhibit 10.40 to the Company’s Annual Report on Form 10-K for year ended December 31, 2004.

The Assured Guaranty Ltd. 2004 Long-Term Incentive Plan, as described in the Company’s proxy statement filed with the Securities and Exchange Commission on March 28, 2005 under the heading “Approval of Assured Guaranty Ltd. 2004 Long-Term Incentive Plan,” was approved by the Company’s shareholders at the annual general meeting on May 5, 2005. For the full text of this plan see Exhibit 10.6 to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2004.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On May 5, 2005 the Company appointed Robert Bailenson, age 39, as its Managing Director and Chief Accounting Officer.  Previously, Mr. Bailenson served as the Chief Accounting Officer of the Company’s subsidiary, Assured Guaranty Corp, a position he has held since 2003 and which he continues to hold.  Prior to that, he was Chief Financial Officer and Treasurer of ACE Capital Re Inc.  Prior to the acquisition of Capital Re Corp., principally a financial guaranty reinsurance company, by ACE Limited in 1999, Mr. Bailenson was the Assistant Controller of Capital Re Corp. From 1988 to 1990 Mr. Bailenson was with Ernst & Young LLP.  He is a Certified Public Accountant and is a member of the American Institute of Certified Public Accountants.

Currently the Company does not have an employment agreement with Mr. Bailenson, but intends to enter into one during 2005.  The terms of Mr. Bailenson’s salary compensation did not change as a result of his appointment as Chief Accounting Officer of the Company.  He is also eligible to receive a cash bonus and to receive awards under the Assured Guaranty Ltd. Long Term Incentive Plan as determined by the Compensation Committee of the Board of Directors.

Item 9.01	Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

Exhibit Number	Description

10.1	Assured Guaranty Ltd. Employee Stock Purchase Plan (incorporated by reference to Exhibit 10.40 to the Company’s Annual Report on Form 10-K for year ended December 31, 2004)*

10.2	Assured Guaranty Ltd. 2004 Long-Term Incentive Plan (incorporated by reference to Exhibit 10.6 to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2004)*

10.3	Directors Compensation Summary*

*      Management contract or compensatory plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ASSURED GUARANTY LTD.

		By:	/s/ James M. Michener
James M. Michener
General Counsel and Secretary

DATE:	May 10, 2005